Trade and other payables	12 Months Ended
Dec. 31, 2023
Trade and other payables.
Trade and other payables

16.Trade and other payables

	31 December	31 December	1 January
US$ thousand	2023	2022	2022
Trade payables due to third parties	14,447	927	604
Trade payables due to related parties	15,000	—	—
Advances received	20	—	—
Accrued expenses	53,764	—	—
Interest payable	3,136	—	—
Mining royalty	3,554	—	—
	89,921	927	604

Information about the Group’s exposure to market and liquidity risks in included in Note 22.

Trade payables

Trade payables are obligations to pay for goods and services. Trade payables have an average payment period of 23 days depending on the type of goods and services and the geographic area in which the purchase transaction occurs and the agreed terms. The carrying value of trade payables approximates fair value.